COMMON STOCK                                       COMMON STOCK
       NUMBER                                              SHARES
       PS-


[Pegasystems Logo]

Pegasystems Inc.

THIS CERTIFICATE IS TRANSFERABLE                         SEE REVERSE FOR
IN HARTFORD, CT AND NEW YORK, NY                        CERTAIN DEFINITIONS
                                                         CUSIP 705573 10 3

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

THIS CERTIFIES THAT






is the owner of

                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE
                    COMMON CAPITAL STOCK, $.01 PAR VALUE, OF


                                Pegasystems Inc.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the Commonwealth of Massachusetts and to the Restated Articles of Organization and Restated Bylaws of the Corporation, all as in effect from time to time. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Signature of Alan Trefler]                          [Signature of Ira Vishner]
       PRESIDENT                                             TREASURER



                                Pegasystems Inc.
                                   Corporate
                                      SEAL
                                      1983
                                 MASSACHUSETTS
                                       *

COUNTERSIGNED AND REGISTERED:
                            FLEET NATIONAL BANK
                                                   TRANSFER AGENT AND REGISTRAR
BY
                                                           AUTHORIZED SIGNATURE

                                PEGASYSTEMS INC.

     The Corporation is authorized to issue more than one class of stock. Upon written request, made by the holder of this Certificate, the Corporation will furnish to such holder without charge a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class authorized to be issued, as set forth in the Restated Articles of Organization and the votes of the Board of Directors.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN --as joint tenants with right of
              survivorship and not as tenants
              in common
     UNIF GIFT MIN ACT--________ Custodian ________
                         (Cust)             (Minor)
                        under Uniform Gifts to Minors
                        Act _______________________
                                    (State)
     UNIF TRF MIN ACT--_________ Custodian (until age ______)
                         (Cust)
                       _________ under Uniform Transfers
                        (Minor)
                       to Minors Act ______________________
                                            (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________


X ______________________________________

X ______________________________________

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By ________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.